EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                    RULE 13a-14(b) AND 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Fantatech Inc. (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Guangwei Liang, Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) and 18 U.S.C. Sec. 1350, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 24, 2005                          By: /s/ Guangwei Liang
                                            --------------------------------
                                            Guangwei  Liang
                                            Chief  Executive  Officer